UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 29, 2005
                                ----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                         1-31763                  76-0294959
-------------------               ------------------        -----------------
  (State or other                    (Commission               (IRS Employer
   jurisdiction of                  File Number)               Identification
   incorporation)                                                 No.)


  5430 LBJ Freeway, Suite 1700, Dallas, TX                75240-2697
----------------------------------------------           ------------
   (Address of principal executive offices)               (Zip Code)


                                 (972) 233-1700
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

         Section 303A.03(4) of the corporate governance rules of the New York Stock Exchange ("NYSE") Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements:

         O the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors; and

         O        a  method  by  which   interested   parties  may  be  able  to
                  communicate   concerns  to  the  presiding   director  of  the
                  non-management directors.


         On October 20, 2005, the registrant's board of directors amended and restated the registrant's corporate governance guidelines to provide, in part, as follows.

                  The non-management directors of the Company (as defined by the rules of the New York Stock Exchange) are entitled to meet on a regular basis throughout the year, and will meet at least once annually, without management participation. If the non-management directors are not all independent directors of the Company, the independent directors should meet at least once annually at a meeting of only the independent directors. The chairman of the audit committee shall be the presiding director at all of these meetings.

The registrant has posted, among other corporate governance documents, its corporate governance guidelines (amended and restated as of October 20, 2005) on the corporate governance section of the registrant's website at www.kronostio2.com.

         The registrant has also undertaken with the NYSE to provide in the registrant's 2006 proxy statement language similar to the following.

                  Stockholders and other interested parties who wish to communicate with the Board of Directors or its non-management directors may do so through the following procedures. Such communications not involving complaints or concerns regarding accounting, internal accounting controls and auditing matters related to Kronos Worldwide ("Accounting Complaints or Concerns") may be sent to the attention of Kronos Worldwide's corporate secretary at Kronos Worldwide, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697. Provided that any such communication relates to the business or affairs of Kronos Worldwide and is within the function of the Board of Directors or its committees, and does not relate to insignificant or inappropriate matters, such communications, or summaries of such communications, will be forwarded to the chairman of the audit committee, who also serves as the presiding director of Kronos Worldwide's non-management and independent director meetings.

                  Accounting Complaints or Concerns, which may be made anonymously, should be sent to the attention of Kronos Worldwide's general counsel with a copy to Kronos Worldwide's chief financial officer at the same address as the corporate secretary. Accounting Complaints or Concerns will be forwarded to the chairman of the audit committee. Kronos Worldwide will keep Accounting Complaints or Concerns confidential and anonymous, to the extent feasible, subject to applicable law. Information contained in an Accounting Complaint or Concern may be summarized, abstracted and aggregated for purposes of analysis and investigation.

         On November 21, 2005, the NYSE notified the registrant that it must publicly disclose the procedure by which a presiding director of the non-management directors is chosen and how interested parties may communicate concerns to the presiding director.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KRONOS WORLDWIDE, INC.
                                               (Registrant)




                                               By:    /s/ A. Andrew R. Louis
                                                      -----------------------
                                                      A. Andrew R. Louis,
                                                      Associate General Counsel
                                                      and Assistant Secretary




Date:  November 29, 2005